UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 0R 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 7, 2015

ROFIN-SINAR TECHNOLOGIES INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-21377	38-3306461
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40984 Concept Drive, Plymouth, MI		48170
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code (734) 455-5400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On May 7, 2015 Rofin-Sinar Technologies Inc. issued a press release announcing its financial results for the second quarter ended March 31, 2015. The earnings release is furnished as Exhibit 99.1 to this current report.

Non-GAAP measures: The Company uses non-GAAP presentations to illustrate the development of the order entry and sales figures, taking into account exchange rate fluctuations. The non-GAAP presentation shows the second quarter 2015 figures when applying the average exchange rates of the second quarter of fiscal year 2014.

Non-GAAP measures should be considered in addition to, and not as a substitute for, the results prepared in accordance with GAAP. The Company believes that non-GAAP information is useful because it can enhance the understanding of its ongoing economic performance. The Company has chosen to provide this information to investors to enable them to perform comparisons of order entry and sales results.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

The following exhibit is furnished pursuant to Item 2.02.

Exhibit 99.1: Earnings Release Of Rofin-Sinar Technologies Inc. dated May 7, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Rofin-Sinar Technologies Inc.
(Registrant)

By: /s/ Günther Braun
Günther Braun
Chief Executive Officer and President

Date: May 7, 2015

Exhibit Index

Exhibit Number	Description

99.1	Press release dated May 7, 2015, reporting the Company's earnings for the second quarter ended March 31, 2015.